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                                  EXHIBIT 10.18

                           MAXIM PHARMACEUTICALS, INC.
                          1993 LONG-TERM INCENTIVE PLAN
                     As Amended and Restated March 18, 1996
                    As Amended and Restated December 20, 1996

1.   DEFINITIONS

     In this Plan, except where the context otherwise indicates, the following definitions apply:

     1.1 "Agreement" means a written agreement implementing a grant of an Option, Right or Performance Unit or an award of Restricted Stock or Incentive Shares.

     1.2   "Board" means the Board of Directors of the Company.

     1.3   "Board Committee" means a current or future committee of the Board.

     1.4   "Board Committee Meeting" means a meeting of a Board Committee.

     1.5   "CEO" means the Company's chief executive officer.

     1.6   "Code" means the Internal Revenue Code of 1986, as amended.

     1.7 "Committee" means the committee of the Board meeting the standards of Rule 16b-3(c)(2)(i) under the Exchange Act, or any similar successor rule, appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

     1.8 "Common Stock" means the common stock, par value $.001 per share, of the Company.

     1.9   "Company" means Maxim Pharmaceuticals, Inc.

     1.10 "Consultant" means any person or entity performing services for the Company or any Subsidiary other than as a Director or employee of the Company, and who is not also a director or officer of the Company for purposes of Section 16(a) of the Exchange Act or a person who would be a director or officer of the Company for purposes of Section 16(a) of the Exchange Act if the Common Stock was registered under Section 12 of the Exchange Act.

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     1.11  "Consultant-Director" means any member of the Board who also is performing services for the Company or any Subsidiary other than as a Director or an employee of the Company.

     1.12 "Covered Employee" means the CEO and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     1.13 "Date of Exercise" means the date on which the Company receives notice of the exercise of an Option, Right or Performance Unit in accordance with the terms of Article 10.

     1.14 "Date of Grant" means the date on which an Option, Right or Performance Unit is granted or Restricted Stock or Incentive Shares are awarded by the Committee or the CEO, as the case may be.

     1.15 "Director" means any person who is a member of the Board and who is not also an employee of the Company.

     1.16 "Employee" means any person determined by the CEO to be an employee of the Company or any Subsidiary and who is not also a director or officer of the Company for purposes of Section 16(a) of the Exchange Act or a person who would be a director or officer of the Company for purposes of Section 16(a) of the Exchange Act if the Common Stock was registered under Section 12 of the Exchange Act.

     1.17  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     1.18 "Excused Absence" means a Director's absence from a Scheduled Meeting or a Board Committee Meeting due to illness, disability or family emergency.

     1.19 "Fair Market Value" of a Share means the amount equal to the closing sales price for a Share in the principal trading market for the Shares as reported by such source as the Committee may select, or, if such price quotations of the Common Stock are not then reported, then the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

     1.20 "Grantee" means an Employee, Covered Employee, Key Employee, Consultant-Director or Consultant to whom Restricted Stock has been awarded pursuant to Article 12 or Incentive Shares have been awarded pursuant to
Article 13.

     1.21  "Incentive Shares" means Shares awarded pursuant to the provisions of
Article 13.

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     1.22  "Incentive Stock Option" means an Option granted under the Plan that qualifies as an incentive stock option under Section 422 of the Code and that the Company designates as such in the Agreement granting the Option.

     1.23 "Key Employee" means any person determined by the Committee to be an employee of the Company or any Subsidiary and who is a director or officer of the Company for purposes of Section 16(a) of the Exchange Act, or who would be a director or officer of the Company for purposes of Section 16(a) of the Exchange Act if the Common Stock was registered under Section 12 of the Exchange Act.

     1.24 "Nonstatutory Stock Option" means an Option granted under the Plan that is not an Incentive Stock Option.

     1.25 "Option" means an option to purchase Shares granted under the Plan in accordance with the terms of Article 7.

     1.26 "Optionee" means a Director, Employee, Covered Employee, Key Employee, Consultant-Director or Consultant to whom an Option, Right or Performance Unit has been granted.

     1.27 "Option Period" means the period during which an Option may be exercised.

     1.28  "Option Price" means the price per Share at which an Option may be
exercised.    The Option Price shall be determined by the Committee, or by the
CEO, in the case of an Option granted to an Employee or Consultant, except that in no event shall the Option Price be less than the par value of the Common Stock or, in the case of an Incentive Stock Option, the greater of the Fair Market Value per Share determined as of the Date of Grant or the par value of the Common Stock.

     1.29 "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     1.30 "Performance Unit" means a performance unit granted under the Plan in accordance with the terms of Article 9.

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     1.31  "Performance Unit Period" means the period during which a Performance
Unit may be exercised.

     1.32 "Plan" means the Maxim Pharmaceuticals, Inc. 1993 Long-Term Incentive Plan.

     1.33 "Related Option" means the Option with which, or by amendment to which, a specified Right or Performance Unit is granted.

     1.34 "Related Performance Unit" means the Performance Unit granted in connection with, or by amendment to, a specified Option.

     1.35 "Related Right" means the Right granted in connection with, or by amendment to, a specified Option.

     1.36  "Restricted Stock" means Shares awarded pursuant to the provisions of
Article 12.

     1.37 "Right" means a stock appreciation right granted under the Plan in accordance with the terms of Article 8.

     1.38 "Right Period" means the period during which a Right may be exercised.

     1.39 "Scheduled Meeting" means the four regular meetings of the Board scheduled to be held during each of the Company's fiscal years or, if more than four regular meetings are scheduled, the four meetings designated as Scheduled Meetings by the Board in scheduling its regular meetings for the year.

     1.40  "Share" means a share of Common Stock.

     1.41 "Subsidiary" means a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company either directly or through one or more Subsidiaries.

2.   PURPOSE

     This Plan is intended to aid in attracting qualified employees, directors and consultants and in maintaining and developing strong management and employee loyalty through encouraging the ownership of Common Stock by Directors and selected Employees, Covered Employees, Key Employees, Consultant-Directors and Consultants through stimulating their efforts by giving suitable recognition, in addition to other remuneration, to the ability and industry which contribute materially to the success of the Company's business interests, and to provide an incentive to the continued service of such

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Directors, Employees, Covered Employees, Key Employees, Consultant-Director and
Consultants.

3.   ADMINISTRATION (OTHER THAN GRANTS OR AWARDS TO EMPLOYEES AND CONSULTANTS)

     Except with respect to grants or awards to Employees and Consultants, this Plan shall be administered by the Committee. In addition to any other powers granted to the Committee, the Committee shall have the following powers, subject to the express provisions of the Plan:

     3.1 subject to the provisions of Articles 5, 7, 8, 9, 10, 11, 12 and 13, to determine in its discretion the Directors, Covered Employees, Key Employees and Consultant-Directors to whom Options, Rights or Performance Units shall be granted and to whom Restricted Stock and Incentive Shares shall be awarded, the number of Shares to be subject to each Option, Right, Performance Unit, Restricted Stock or Incentive Share award, and the terms upon which Options, Rights or Performance Units may be acquired and exercised and the terms and conditions of Restricted Stock and Incentive Share awards;

     3.2 to determine all other terms and provisions of each Agreement, which need not be identical;

     3.3   without limiting the foregoing, to provide in its discretion in an
Agreement:

           (i) for an agreement by the Optionee or Grantee to render services to the Company or a Subsidiary upon such terms and conditions as may be specified in the Agreement, provided that the Committee shall not have the power by virtue of the Plan to commit the Company or a Subsidiary to employ or otherwise retain any Optionee or Grantee;

           (ii) for restrictions on the transfer, sale or other disposition of Shares issued to the Optionee upon the exercise of an Option, Right or Performance Unit, for other restrictions permitted by Article 12 with respect to Restricted Stock and for conditions with respect to the issuance of Incentive Shares;

           (iii) for an agreement by the Optionee or Grantee to resell to the Company, under specified conditions, Shares issued upon the exercise of an Option, Right or Performance Unit or awarded as Restricted Stock or Incentive Shares;

           (iv) for the payment of the Option Price upon the exercise of an Option otherwise than in cash, including without limitation by delivery of Shares (other than Restricted Stock) valued at Fair Market Value on the Date of Exercise of the Option, or a

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combination of cash and Shares, or for the payment in part of the Option Price with a promissory note in accordance with the terms of Section 10.2; and

           (v) for the deferral of receipt of amounts that otherwise would be distributed upon exercise of a Performance Unit, the terms and conditions of any such deferral and any interest or dividend equivalent or other payment that shall accrue with respect to deferred distributions;

     3.4   to construe and interpret the Agreements and the Plan;

     3.5 to require, whether or not provided for in the pertinent Agreement, of any person exercising an Option, Right or Performance Unit or acquiring Restricted Stock or Incentive Shares, at the time of such exercise or acquisition, the making of any representations or agreements which the Committee may deem necessary or advisable in order to comply with the securities laws of the United States or of any state;

     3.6 to provide for satisfaction of an Optionee's or Grantee's tax liabilities arising in connection with the Plan through, without limitation, retention by the Company of Shares otherwise issuable on the exercise of a Nonstatutory Stock Option, Right or Performance Unit or pursuant to an award of Incentive Shares or through delivery of Shares to the Company by the Optionee or Grantee under such terms and conditions as the Committee deems appropriate; and

     3.7 to make all other determinations and take all other actions necessary or advisable for the administration of the Plan, including action delegating to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Committee shall thereafter be to such a subcommittee).

     Any determinations or actions made or taken by the Committee pursuant to this Article 3 shall be binding and final.

4.   ADMINISTRATION FOR GRANTS AND AWARDS TO EMPLOYEES AND CONSULTANTS

     In the case of grants or awards to Employees and Consultants, this Plan shall be administered by the CEO. In addition to any other powers granted to the CEO, the CEO shall have all of the powers with respect to grants or awards to Employees and Consultants set forth in Article 3 that the Committee has with respect to grants or awards to Directors, Covered Employees, Key Employees and Consultant-Directors. When exercising authority pursuant to this Plan, the CEO shall be acting as a committee of the Board. If the CEO is not a member of the Board, then the powers of the CEO hereunder shall be exercised by the Committee.

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5.   ELIGIBILITY

     Options, Rights, Performance Units, Restricted Stock and Incentive Shares may be granted or awarded only to Directors, Employees, Covered Employees, Key Employees, Consultant-Directors and Consultants, except that Directors, Consultant-Directors and Consultants (other than Consultants who also are Employees, Covered Employees or Key Employees) are not eligible to receive Incentive Stock Options. A Director, Employee, Covered Employee, Key Employee, Consultant-Director or Consultant who has been granted an Option, Right or Performance Unit or awarded Restricted Stock or Incentive Shares may be granted additional Options, Rights or Performance Units or awarded additional Restricted Stock or Incentive Shares.

6.   STOCK SUBJECT TO THE PLAN

     6.1 There is hereby reserved for issuance upon the exercise of Options, Rights or Performance Units or for awards of Restricted Stock or Incentive Shares an aggregate of 1,000,000 authorized but unissued or reacquired Shares.

     6.2 If an Option, Right or Performance Unit (other than a Related Right or Related Performance Unit) expires or terminates for any reason (other than, in the case of an Option, termination by virtue of the exercise of a Related Right or Related Performance Unit) without having been fully exercised, if Shares of Restricted Stock are forfeited or if Incentive Shares are not issued, any unissued or forfeited Shares which had been subject to the Agreement relating thereto shall become available for the grant of other Options, Rights or Performance Units or for the award of additional Restricted Stock or Incentive Shares, provided, that in the case of forfeited Shares, the Grantee has received no dividends prior to forfeiture with respect to such Shares.

     6.3 The Shares issued upon the exercise of a Right or Performance Unit (or, if cash is payable in connection with such exercise, that number of Shares with respect to which the Right or Performance Unit is exercised), shall be charged against the number of Shares issuable under the Plan and shall not become available for the grant of other Options, Rights or Performance Units or for the award of Restricted Stock or Incentive Shares.

     6.4 Subject to the provisions of Article 14 relating to capital adjustments, no Director, Employee, Covered Employee, Key Employee, Consultant-Director, or Consultant shall be eligible to be granted Options and Rights covering more than two hundred thousand (200,000) shares of Common Stock in any calendar year. Shares subject to an Option or Right that is canceled shall continue to be counted against the maximum award of Options and Rights permitted to be granted pursuant to this Section

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6.4.  The repricing of an Option and/or Right which results in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Right and the grant of a substitute Option and/or Right; in the event of such repricing, both the original and the substituted Options and Rights shall be counted against the maximum awards of Options and Rights permitted to be granted pursuant to this Section 6.4. The provisions of this Section 6.4 shall be applicable only to the extent required by Section 162(m) of the Code.

7.   OPTIONS

     7.1 Subject to the provisions of Article 5, the Committee is hereby authorized to grant Options to Directors, Covered Employees, Key Employees and Consultant-Directors, and the CEO is hereby authorized to grant Options to Employees and Consultants.

     7.2 All Agreements granting Options shall contain a statement that the Option is intended to be either (i) a Nonstatutory Stock Option or (ii) an Incentive Stock Option.

     7.3 The Option Period shall be determined by the Committee, or, in the case of an Option granted to an Employee or Consultant, by the CEO, and specifically set forth in the Agreement, provided, however, that an Option shall not be exercisable after ten years from the Date of Grant.

     7.4 All Incentive Stock Options granted under the Plan shall comply with the provisions of the Code governing incentive stock options and with all other applicable rules and regulations.

     7.5 All other terms of Options granted under the Plan shall be determined by the Committee in its sole discretion, or, in the case of an Option granted to an Employee or Consultant, by the CEO in his sole discretion.

8.   RIGHTS

     8.1 The Committee is hereby authorized to grant Rights to Covered Employees, Key Employees and Consultant-Directors, and the CEO is hereby authorized to grant Rights to Employees and Consultants.

     8.2   A Right may be granted under the Plan:

           (i) in connection with, and at the same time as, the grant of an Option under the Plan;

           (ii) by amendment of an outstanding Nonstatutory Stock Option granted under the Plan; or

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           (iii) independently of any Option granted under the Plan.

     A Right granted under clause (i) or (ii) of the preceding sentence is a Related Right. A Related Right may, in the Committee's discretion, or, in the case of a Right granted to an Employee or Consultant, in the CEO's discretion, apply to all or a portion of the Shares subject to the Related Option.

     8.3 A Right may be exercised in whole or in part as provided in the Agreement, and, subject to the provisions of the Agreement, entitles its Optionee to receive, without any payment to the Company (other than required tax withholding amounts), either cash or that number of Shares (equal to the highest whole number of Shares), or a combination thereof, in an amount or having a Fair Market Value determined as of the Date of Exercise not to exceed the number of Shares subject to the portion of the Right exercised multiplied by an amount equal to the excess of (i) the Fair Market Value of a Share on the Date of Exercise of the Right over (ii) either (A) the Fair Market Value of a Share on the Date of Grant of the Right if it is not a Related Right, or (B) the Option Price as provided in the Related Option if the Right is a Related Right.

     8.4 The Right Period shall be determined by the Committee, or, in the case of a Right granted to an Employee or Consultant, by the CEO, and specifically set forth in the Agreement, provided, however --

           (i) a Right may not be exercised until the expiration of six months from the Date of Grant (except that this limitation need not apply in the case of a cash-only Right or in the event of the death or disability of the Optionee within the six-month period);

           (ii) a Right will expire no later than the earlier of (A) ten years from the Date of Grant, or (B) in the case of a Related Right, the expiration of the Related Option;

           (iii) a Right may be exercised only when the Fair Market Value of a share of Common Stock exceeds either (A) the Fair Market Value of a share of Common Stock on the Date of Grant of the Right if it is not a Related Right, or
(B) the Option Price as provided in the Related Option if the Right is a Related Right; and

           (iv) a Right that is a Related Right to an Incentive Stock Option may be exercised only when and to the extent the Related Option is exercisable.

     8.5 The exercise, in whole or in part, of a Related Right shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Right is exercised. Similarly, the exercise, in whole or in part, of a Related Option shall cause a reduction in the number of Shares subject to the

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Related Right equal to the number of Shares with respect to which the Related
Option is exercised.

     8.6 Unless the Committee otherwise requires, Rights granted under the Plan (other than cash-only Rights) to Covered Employees, Key Employees and Consultant-Directors shall comply with the requirements of Rule 16b-3(e) under the Exchange Act beginning with the date the Company's Common Stock is first registered under Section 12 of the Exchange Act. Should any provision of this
Article 8 necessary for that purpose at the date of adoption of this Plan by the Board no longer be necessary to comply with the requirements of Rule 16b-3(e) or should any additional provisions be necessary for this Article 8 to comply with the requirements of Rule 16b-3(e), the Board or the Committee may amend this Plan to delete, add to or modify the provisions of the Plan accordingly. The Company intends to comply, if and to the extent applicable, with the public information and reporting requirements of Rule 16b-3(e)(1); however, the Company's failure for any reason whatsoever to comply with such requirements or with any other requirements of Rule 16b-3, and any resultant unavailability of Rule 16b-3(e) to Optionees shall not impose any liability on the Company to any Optionee or any other party.

     8.7 To the extent required by Rule 16b-3(e) under the Exchange Act or otherwise provided in the Agreement, the Committee shall have sole discretion to consent to or disapprove the election of any Optionee who is a Covered Employee, Key Employee or Consultant-Director to receive cash in full or partial settlement of a Right. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the Right surrendered by the Optionee. If the election to receive cash is disapproved in whole or in part, the Right shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

9.   PERFORMANCE UNITS

     9.1 The Committee is hereby authorized to grant Performance Units to Covered Employees, Key Employees and Consultant-Directors, and the CEO is hereby authorized to grant Performance Units to Employees and Consultants.

     9.2   A Performance Unit may be granted under the Plan:

           (i) in connection with, and at the same time as, the grant of an Option under the Plan;

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           (ii)  by amendment of an outstanding Nonstatutory Stock Option granted under the Plan; or

           (iii) independently of any Option granted under the Plan.

     A Performance Unit granted under clause (i) or (ii) of the preceding sentence is a Related Performance Unit. A Related Performance Unit may, in the Committee's discretion, or, in the case of a Performance Unit granted to an Employee or Consultant, in the CEO's discretion, apply to all or a portion of the Shares subject to the Related Option. A Performance Unit may not be granted in connection with, or by amendment to, an Incentive Stock Option.

     9.3 A Performance Unit may be exercised in whole or in part as provided in the Agreement, and, subject to the provisions of the Agreement, entitles its Optionee to receive, without any payment to the Company (other than required tax withholding amounts), cash, Shares or a combination of cash and Shares, based on the degree to which performance standards established by the Committee or the CEO, as the case may be, and specified in the Agreement have been achieved.
Such performance standards may be particular to an Employee, Covered Employee, Key Employee, Consultant-Director or Consultant or the department, branch, Subsidiary or other division in which the Optionee works, or may be based on the performance of the Company generally, and may cover such period as may be specified by the Committee or the CEO, as the case may be. The performance standards may be based on earnings or earnings growth, return on assets, equity or investment, regulatory compliance, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Committee or the CEO, as the case may be, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.

     9.4 The Performance Period shall be determined by the Committee, or, in the case of a Performance Unit granted to an Employee or Consultant, by the CEO, and specifically set forth in the Agreement, provided, however --

           (i) if required for purposes of Rule 16b-3 under the Exchange Act or otherwise under the terms of the Agreement, a Performance Unit may not be exercised until the expiration of six months from the Date of Grant (except that this limitation need not apply in the case of a cash-only Performance Unit or in the event of the death or disability of the Optionee within the six-month period); and

           (ii) a Performance Unit will expire no later than the earlier of (A) ten years from the Date of Grant, or (B) in the case of a Related Performance Unit, the expiration of the Related Option.

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     9.5   Each Agreement granting Performance Units shall specify the number of
Performance Units granted, provided, however, that the maximum number of Related Performance Units may not exceed the maximum number of Shares subject to the Related Option.

     9.6 The exercise, in whole or in part, of a Related Performance Unit shall cause a reduction in the number of Shares subject to the Related Option and the number of Performance Units in accordance with the terms of the Agreement. Similarly, the exercise, in whole or in part, of a Related Option shall cause a reduction in the number of Shares subject to the Related Performance Unit equal to the number of Shares with respect to which the Related Option is exercised.

     9.7 In the case of a Performance Unit that qualifies as a "derivative security" within the meaning of Rule 16a-1(c) under the Exchange Act, and unless the Committee otherwise requires, Performance Units granted under the Plan (other than cash-only Performance Units) to Covered Employees, Key Employees or Consultant-Directors shall comply with the requirements of Rule 16b-3 beginning with the date the Company's Common Stock is first registered under Section 12 of the Exchange Act. Should any provision of this Article 9 necessary for that purpose at the date of adoption of this Plan by the Board no longer be necessary to comply with the requirements of Rule 16b-3 or should any additional provisions be necessary for this Article 9 to comply with the requirements of Rule 16b-3, the Board or the Committee may amend this Plan to delete, add to or modify the provisions of the Plan accordingly. The Company intends to comply, if and to the extent applicable, with the public information and reporting requirements of Rule 16b-3(e)(1); however, the Company's failure for any reason whatsoever to comply with such requirements or with any other requirements of Rule 16b-3, and any resultant unavailability of Rule 16b-3 to Optionees shall not impose any liability on the Company to any Optionee or any other party.

     9.8 To the extent required by Rule 16b-3(e) under the Exchange Act or otherwise provided in the Agreement, the Committee shall have sole discretion to consent to or disapprove the election of any Optionee who is a Covered Employee, Key Employee or Consultant-Director to receive cash in full or partial settlement of a Performance Unit. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the Performance Unit surrendered by the Optionee. If the election to receive cash is disapproved in whole or in part, the Performance Unit shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

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10.  EXERCISE

     10.1 An Option, Right or Performance Unit may, subject to the provisions of the Agreement under which it was granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee or the CEO, in the case of an Option, Right or Performance Unit granted to an Employee or Consultant, may prescribe, accompanied, in the case of an Option, by full payment for the Shares with respect to which the Option is exercised, unless and to the extent that the Committee, or the CEO, as the case may be, agreed in the Agreement in which an Option was granted to accept a promissory note as provided in Section 10.2 hereof.

     10.2 To the extent permitted by applicable law, the Committee or the CEO, in the case of an Option, Right or Performance Unit granted to an Employee or Consultant, may agree in the Agreement in which an Option is granted to accept as partial payment for the Shares a promissory note of the Optionee evidencing his or her obligation to make future cash payment thereof; provided, however, that in no event may the Committee or the CEO accept a promissory note for an amount in excess of the difference between the aggregate Option Price and the par value of the Shares. Promissory notes made pursuant to this Section 10.2 shall be payable as determined by the Committee or the CEO, in the case of an Option granted to an Employee or Consultant, shall be secured by a pledge of the Shares and shall bear interest at a rate fixed by the Committee or the CEO, in the case of an Option granted to an Employee or Consultant.

11.  NONTRANSFERABILITY

     Options, Rights, Performance Units and Incentive Shares granted or awarded under the Plan shall not be transferable otherwise than (i) by will or the laws of descent and distribution, or (ii) except in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in
Section 414(p) of the Code, and an Option, Right or Performance Unit may be exercised during the Optionee's lifetime only by the Optionee or, in the event of the Optionee's legal disability, by his or her legal representative. A Related Right or Related Performance Unit is transferable only when the Related Option is transferable and only with the Related Option and under the same conditions.

12.  RESTRICTED STOCK AWARDS

     12.1 The Committee is hereby authorized to award shares of Restricted Stock to Covered Employees, Key Employees and Consultant-Directors, and the CEO is hereby authorized to award shares of Restricted Stock to Employees and Consultants.

     12.2 Restricted Stock awards under the Plan shall consist of Shares that are restricted against transfer, subject to forfeiture, and subject to such other terms and

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conditions intended to further the purposes of the Plan as may be determined by the Committee or the CEO, in the case of Restricted Stock awarded to an Employee or Consultant.

     12.3 Restricted Stock awards shall be evidenced by Agreements containing provisions setting forth the terms and conditions governing such awards. Each such Agreement shall contain the following:

           (i) prohibitions against the sale, assignment, transfer, exchange, pledge, hypothecation, or other encumbrance of (A) the Shares awarded as Restricted Stock under the Plan, (B) the right to vote the Shares, or (C) the right to receive dividends thereon in each case during the restriction period applicable to the Shares; provided, however, that the Grantee shall have all the other rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote the Shares;

           (ii) at least one term, condition or restriction constituting a "substantial risk of forfeiture" as defined in Section 83(c) of the Code;

           (iii) such other terms, conditions and restrictions as the Committee or the CEO, in the case of Restricted Stock awarded to Employees or Consultants, in its or his discretion may specify (including, without limitation, provisions creating additional substantial risks of forfeiture);

           (iv) a requirement that each certificate representing shares of Restricted Stock shall be deposited with the Company, or its designee, and shall bear the following legend:

           "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including the risks of forfeiture and restrictions against transfer)
           contained in the Maxim Pharmaceuticals, Inc.   1993
           Long-Term Incentive Plan and an Agreement entered into between the registered owner and Maxim Pharmaceuticals, Inc. Release from such terms and conditions shall be made only in accordance with the provisions of the Plan and the Agreement, a copy of each of which is on file in the office of the Secretary of Maxim Pharmaceuticals, Inc."

           (v) the applicable period or periods of any terms, conditions or restrictions applicable to the Restricted Stock, provided, however, that the Committee or the CEO, in the case of Restricted Stock awarded to an Employee or Consultant, in its or his discretion may accelerate the expiration of the applicable restriction period with respect to any part or all of the Shares awarded to a Grantee; and

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

           (vi) the terms and conditions upon which any restrictions upon shares of Restricted Stock awarded under the Plan shall lapse and new certificates free of the foregoing legend shall be issued to the Grantee or his or her legal representative.

     12.4 The Committee or the CEO, in the case of Restricted Stock awarded to an Employee or Consultant, may include in an Agreement a requirement that in the event of a Grantee's termination of employment or other service with the Company for any reason prior to the lapse of restrictions, all shares of Restricted Stock shall be forfeited by the Grantee to the Company without payment of any consideration by the Company, and neither the Grantee nor any successors, heirs, assigns or personal representatives of the Grantee shall thereafter have any further rights or interest in the Shares or certificates.

13.  INCENTIVE SHARE AWARDS

     13.1 The Committee is hereby authorized to award Incentive Shares to Covered Employees, Key Employees and Consultant-Directors, and the CEO is hereby authorized to award Incentive Shares to Employees and Consultants.

     13.2 Incentive Shares shall be Shares that shall be issued at such times, subject to achievement of such performance or other goals and on such other terms and conditions as the Committee or the CEO, in the case of Incentive Shares awarded to an Employee or Consultant, shall deem appropriate and specify in the Agreement relating thereto.

14.  CAPITAL ADJUSTMENTS

     The number of Shares subject to each outstanding Option, Right or Performance Unit or Restricted Stock or Incentive Share award and the aggregate number of shares for which grants or awards thereafter may be made automatically shall be adjusted proportionately in the event of a stock split or stock dividend of or with respect to the Common Stock, and the number and class of Shares subject to each outstanding Option, Right or Performance Unit or Restricted Stock or Incentive Share award, the Option Price and the aggregate number and class of shares for which grants or awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as adoption of stock rights plans, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

15.  TERMINATION OR AMENDMENT

     The Board shall have the power to terminate the Plan and to amend it in any respect, provided that, after the Plan has been approved by the shareholders of the Company, the Board may not, without the approval of the shareholders of the Company if such approval is then required by applicable law or in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the Exchange Act, amend the Plan so as to

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

increase materially the number of Shares that may be issued under the Plan (except as provided in Article 14), to modify materially the requirements as to eligibility for participation in the Plan, to change the class of persons eligible to receive Incentive Stock Options, or to increase materially the benefits accruing to participants under the Plan. The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees. No termination or amendment of the Plan shall, without his or her consent, adversely affect the rights or obligations of any Optionee or Grantee.

16. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS, RIGHTS, PERFORMANCE UNITS, RESTRICTED STOCK AND INCENTIVE SHARES

     Subject to the terms and conditions and within the limitations of the Plan, the Committee or the CEO, in the case of a grant or award to an Employee or Consultant, may modify, extend or renew outstanding Options, Rights and Performance Units, or accept the surrender of outstanding options, rights and or performance units (to the extent not theretofore exercised) granted under the Plan or under any other plan of the Company or a company or similar entity acquired by the Company or a Subsidiary, and authorize the granting of new Options, Rights and Performance Units pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Options may specify a lower exercise price than the surrendered options, and the substituted Options, Rights and Performance Units may specify a longer term than the surrendered options, rights and performance units or have any other provisions that are authorized by the Plan. Subject to the terms and conditions and within the limitations of the Plan, the Committee or the CEO, in the case of a grant or award to an Employee or Consultant, may modify the terms of any outstanding Agreement providing for awards of Restricted Stock or Incentive Shares. Notwithstanding the foregoing, however, no modification of an Option or Right granted under the Plan, or an award of Restricted Stock or Incentive Shares, shall, without the consent of the Optionee or Grantee, alter or impair any of the Optionee's or Grantee's rights or obligations.

17.  EFFECTIVENESS OF THE PLAN

     The Plan and any amendments requiring shareholder approval pursuant to
Article 15 are subject to approval by vote of the shareholders of the Company within 12 months after their adoption by the Board. Subject to that approval, the Plan and any amendments are effective on the date on which they are adopted by the Board. Options, Rights, Performance Units, Restricted Stock and Incentive Shares may be granted or awarded prior to shareholder approval of the Plan or amendments, but each such Option, Right,

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

Performance Unit, Restricted Stock or Incentive Share grant or award shall be subject to the approval of the Plan or amendments by the shareholders. Except to the extent required to satisfy the requirements of Rule 16b-3 under the Exchange Act, the date on which any Option, Right, Performance Unit, Restricted Stock or Incentive Shares granted or awarded prior to shareholder approval of the Plan or amendment is granted or awarded shall be the Date of Grant for all purposes as if the Option, Right, Performance Units, Restricted Stock or Incentive Shares had not been subject to approval. No Option, Right or Performance Unit may be exercised prior to such shareholder approval, and any Restricted Stock or Incentive Shares awarded shall be forfeited if such shareholder approval is not obtained.

18.  TERM OF THE PLAN

     Unless sooner terminated by the Board pursuant to Article 15, the Plan shall terminate on September 30, 2003 and no Options, Rights, Performance Units, Restricted Stock or Incentive Shares may be granted or awarded after termination. The termination shall not affect the validity of any Option, Right, Performance Unit, Restricted Stock or Incentive Shares outstanding on the date of termination.

19.  INDEMNIFICATION OF COMMITTEE AND CEO

     In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee and the CEO, in the case of a grant or award to an Employee or Consultant, shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, Right, Performance Unit, Restricted Stock or Incentive Shares granted or awarded hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members or the CEO, as the case may be, acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

20.  GENERAL PROVISIONS

     20.1 The establishment of the Plan shall not confer upon any Director, Employee, Covered Employee, Key Employee, Consultant-Director or Consultant any legal or equitable right against the Company, any Subsidiary, the Committee or the CEO, except as expressly provided in the Plan.

     20.2 The Plan does not constitute inducement or consideration for the employment of any Employee, Covered Employee, or Key Employee, or the service of

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

any Director, Consultant-Director or Consultant, nor is it a contract between the Company or a Subsidiary and any Director, Employee, Covered Employee, Key Employee, Consultant-Director or Consultant. Participation in the Plan shall not give a Director, Employee, Covered Employee, Key Employee, Consultant-Director or Consultant any right to be retained in the service of the Company or a Subsidiary.

     20.3 The Company and a Subsidiary may assume options, warrants, or rights to purchase stock issued or granted by other companies whose stock or assets shall be acquired by the Company or a Subsidiary, or which shall be merged into or consolidated with the Company or a Subsidiary. Neither the adoption of this Plan, nor its submission to the shareholders, shall be taken to impose any limitations on the powers of the Company or its affiliates to issue, grant, or assume options, warrants, rights, performance units, restricted stock or incentive shares, otherwise than under this Plan, or to adopt other stock option, stock appreciation right, performance unit, restricted stock or incentive share plans or to impose any requirement of shareholder approval upon the same.

     20.4 The interests of any Director, Employee, Covered Employee, Key Employee, Consultant-Director or Consultant under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in Article 11.

     20.5 The Plan shall be governed, construed and administered in accordance with the laws of Delaware and the intention of the Company that Incentive Stock Options granted under the Plan qualify as such under Section 422 of the Code.


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